UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 12, 2008

______________________________

SYSTEMAX INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13792 (Commission File Number)	11-3262067 (IRS Employer Identification No.)

11 Harbor Park Drive
Port Washington, New York 11050
(Address of principal executive offices)

(516) 608-7000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

☐ Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On May 12, 2008, the registrant issued a press release announcing that the registrant’s board of directors has authorized the registrant to repurchase up to 2,000,000 publicly traded shares of common stock of the registrant.  Under the plan, repurchases may be made from time to time in the open market, in privately negotiated transactions, or otherwise, at prices that the registrant deems appropriate. The entire text of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

99.1	Systemax Inc. Press Release, dated May 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSTEMAX INC.

By:   /s/ Curt Rush
     Curt Rush
     General Counsel and Secretary

Date:  May 15, 2008

Exhibit Index

99.1	Systemax Inc. Press Release, dated May 12, 2008.